Exhibit 99.1

Information required by Item 1108 of Regulation AB relating to Aurora Loan Services.

Aurora Loan Services LLC

General

Aurora was incorporated in Delaware on May 15, 1997 and was converted to a limited liability company on January 1, 2005. Aurora is a wholly owned subsidiary of Lehman Brothers Bank, FSB. Aurora’s executive offices are located at 10350 Park Meadows Drive, Littleton, Colorado 80124.

Master Servicing

Aurora’s centralized real estate master servicing facility is located at 10350 Park Meadows Drive, Littleton, Colorado 80124. Aurora has been engaged in the business of master servicing residential mortgage loans since 1998. Aurora has been master servicing subprime residential mortgage loans since 2002.

The following tables set forth certain information regarding Aurora’s total public securitization master servicing portfolio.

	At December 31, 2004		At December 31, 2005
Type of Loan	Number of Loans	Principal Balance (in millions)	Number of Loans	Principal Balance (in millions)
Alt-A	143,624	$42,469	246,903	$72,992
Subprime	277,640	$36,449	418,984	$58,092
Government Insured or Guaranteed(1)	206,509	$16,751	171,602	$13,198
Home Equity Lines of Credit	3,666	$167	1,967	$76
Total Portfolio	631,439	$95,836	839,456	$144,358
	At December 31, 2006		At December 31, 2007
Type of Loan	Number of Loans	Principal Balance (in millions)	Number of Loans	Principal Balance (in millions)
Alt-A	324,838	$101,548	381,514	$122,531
Subprime	479,174	$66,158	416,485	$60,470
Government Insured or Guaranteed(1)	143,326	$10,889	122,990	$9,236
Home Equity Lines of Credit	1,268	$41	1,906	$62
Total Portfolio	948,606	$178,637	922,895	$192,298

__________________

(1)

‘Government insured or guaranteed’ means mortgage loans that were originated under the guidelines of the Federal Housing Administration, the Department of Veterans’ Affairs or the Rural Housing and Community Development Service.

Aurora’s master servicing monitoring procedures include verifying servicer remittances of principal and interest payments on mortgage loans and performing on-site and desk reviews of servicers. To the extent that a servicer makes a remittance of principal or interest that is different than the amount expected on a servicer remittance date, Aurora investigates the discrepancy and seeks to reconcile and clear any loan level discrepancies with such servicer. During the time that Aurora is investigating a discrepancy, Aurora, when required pursuant to the related servicing agreement, advances the difference between the amount received from a servicer and the amount expected to be received by Aurora.

When mortgage loans are ninety days or more delinquent, Aurora examines the activities of the servicers of the delinquent mortgage loans to determine whether such servicers are in compliance with the terms of their respective servicing agreements. Aurora’s analysis includes a review of each servicer’s duties with respect to bankruptcy, foreclosure and real estate owned property matters, as applicable. If Aurora discovers that servicers are not in compliance with the terms of their servicing agreements, Aurora works with these servicers and seeks to resolve any inappropriate practices. Except with respect to subprime mortgage loans, as part of its master servicing procedures, Aurora monitors loan level losses reported by the servicers upon the liquidation of a defaulted mortgage loan.

Servicing

Total Portfolio

Aurora’s centralized loan servicing facility is located at 601 Fifth Avenue, Scottsbluff, Nebraska 69361. It has additional loan servicing facilities at 10350 Park Meadows Drive, Littleton, Colorado 80124 and 327 Inverness Drive South, Littleton, Colorado 80112. Aurora has also recently opened a facility in Indianapolis which currently provides customer and collection services. Aurora has been engaged in the business of servicing residential mortgage loans since 1997. It has been approved to service mortgage loans for Ginnie Mae, Fannie Mae and Freddie Mac and to service mortgage loans insured by the FHA and guaranteed by the VA.

The following tables set forth certain information regarding Aurora’s total loan servicing and subservicing portfolio.

	At December 31, 2004		At December 31, 2005
Type of Loan	Number of Loans	Principal Balance	Number of Loans	Principal Balance
		(in millions)		(in millions)
Conventional	41,391	$6,723	61,309	$8,881
Conventional Alt-A	157,333	$40,795	261,125	$62,067
Conventional Alt-B(5)	-	-	-	-
Subprime	6,981	$933	7,443	$1,267
Government Insured or Guaranteed(1)	85,274	$4,580	9,131	$654
Home Express(2)	31,254	$3,490	16,582	$1,714
SBA Disaster Loans(3)	44,230	$774	36,737	$629
Scratch & Dent(4) (5)	-	-	-	-
Home Equity Lines of Credit	-	$0	157	$8
Total Portfolio	366,463	$57,295	392,484	$75,220
	At December 31, 2006		At December 31, 2007(5)
Type of Loan	Number of Loans	Principal Balance	Number of Loans	Principal Balance
		(in millions)		(in millions)
Conventional	85,750	15,356	61,237	$14,133
Conventional Alt-A	306,113	73,588	266,661	$68,815
Conventional Alt-B(5)	-	-	150,619	$27,791
Subprime	10,749	1,943	12,724	$2,050
Government Insured or Guaranteed(1)	7,081	497	336(6)	$22(6)
Home Express(2)	10,896	1,070	-	$0
SBA Disaster Loans(3)	30,812	521	26,208	$435
Scratch & Dent(4)(5)	-	-	4,646	$792
Home Equity Lines of Credit	172	8	129	$7
Total Portfolio	451,573	92,983	522,560	$114,045

__________________

(1)

‘Government insured or guaranteed’ means mortgage loans that were originated under the guidelines of the Federal Housing Administration, the Department of Veterans Affairs or the Rural Housing and Community Development Service.

(2)

‘Home Express’ means mortgage loans that were originated by Aurora pursuant to underwriting guidelines that had less restrictive standards for mortgage loan applicants than for applicants of conventional mortgage loans. These guidelines included reduced documentation requirements (including the allowance of stated incomes), a streamlined documentation analysis (such as relying solely on credit score of the applicant for credit eligibility) and elevated loan-to-value ratios. These mortgage loans had primary mortgage insurance and pool insurance policy coverage, which insured the loans to a 50% loan-to-value ratio. As of January 2007, Aurora began classifying residential mortgage loans within two new servicing categories, “Conventional Alt-B Mortgage Loans” and “Scratch & Dent Mortgage Loans”. All mortgage loans that were classified prior to January 2007 as “Home Express” mortgage loans are from and after January 2007 classified as “Conventional Alt-B Mortgage Loans” or “Scratch & Dent Mortgage Loans”.

(3)

‘SBA Disaster Loans’ means those mortgage loans that were originated through the U.S. Small Business Administration but do not maintain any Small Business Administration guaranty. Certain SBA Disaster Loans are loans that are not secured by real estate and others that are not secured by any other real or personal property.

(4)

‘Scratch and Dent’ means mortgage loans that contain any one or more defects resulting from (i) mortgage loans that were not underwritten in accordance with the originator's implemented credit guidelines, (ii) deficiencies in the mortgage loan’s documentation, (iii) failures by the originator to adhere to applicable laws and regulations, (iv) irregular payment history or (v) borrower defaults.

(5)

As of January 2007, Aurora began classifying residential mortgage loans within two new servicing categories, “Conventional Alt-B Mortgage Loans” and “Scratch & Dent Mortgage Loans”. Mortgage loans within these two categories were classified, prior to January 2007, within Aurora’s then-existing mortgage loan categories. Therefore, the number of mortgage loans and principal balance of mortgage loans categorized within a particular category that existed prior to January 2007 may include mortgage loans that, from and after January 2007, are now classified as “Conventional Alt-B Mortgage Loans” or “Scratch & Dent Mortgage Loans”.

(6)

At December 31, 2007 Aurora was the named servicer of an additional 6,219 government insured or guaranteed mortgage loans, representing an unpaid principal balance of approximately $468 million, the servicing responsibilities with respect to which are performed by a third-party subservicer engaged by Aurora.

The following table provides Aurora’s outstanding advances and servicing advances:

	At December 31, 2004	At December 31, 2005	At December 31, 2006	At December 31, 2007(1)
Portfolio	Advance Balance	Advance Balance	Advance Balance	Advance Balance
Conventional	$11,363,442	$17,706,788	$31,095,883	$20,371,114
Conventional Alt-A	$13,543,476	$24,810,189	$73,088,541	$55,415,992
Conventional Alt-B(1) (2)	-	-	-	$63,488,771
Express(2)	($7,187,866)	$2,222,664	$1,524,941	-
Government	$36,995,784	$28,014,484	$17,823,996	$2,288,906
HELOC	$0	$4,639	$3,969	$210
SBA	$4,897,435	$5,250,499	$4,992,823	$1,087,805
Subprime	$4,910,400	$3,795,379	$7,544,466	$7,628,548
Scratch & Dent(1) (2)	-	-	-	$11,949,433
Total	$64,522,671	$81,804,642	$136,074,618	$162,230,779

__________________

(1)

As of January 2007, Aurora began classifying residential mortgage loans within two new servicing categories, “Conventional Alt-B Mortgage Loans” and “Scratch & Dent Mortgage Loans”. Mortgage loans within these two categories were classified, prior to January 2007, within Aurora’s then-existing mortgage loan categories. Therefore, the outstanding advances with respect to mortgage loans categorized within a particular category that existed prior to January 2007 may include mortgage loans that, from and after January 2007, are now classified as “Conventional Alt-B Mortgage Loans” or “Scratch & Dent Mortgage Loans”.

(2)

As of January 2007, Aurora began classifying residential mortgage loans within two new servicing categories, “Conventional Alt-B Mortgage Loans” and “Scratch & Dent Mortgage Loans”. All mortgage loans that were classified prior to January 2007 as “Home Express” mortgage loans are from and after January 2007 classified as “Conventional Alt-B Mortgage Loans” or “Scratch & Dent Mortgage Loans”.

Aurora’s servicing procedures include collecting and posting payments for each mortgage loan, verifying that payments are made according to the terms of the mortgage note and servicing each mortgage loan in accordance with the terms of the applicable servicing agreement, including through the establishment and use of servicing accounts and escrow accounts. Aurora also utilizes standardized escrow analysis procedures and employs outside vendors to ensure the appropriate payment of flood and homeowner’s insurance and property taxes. Mortgagors can obtain account information on the phone, including through the use of a voice response unit system, via Aurora’s website and in person at certain of Aurora’s loan servicing facilities.

Aurora’s servicing procedures have been modified as its mortgage loan portfolio has changed from a portfolio consisting largely of government insured or guaranteed mortgage loans (which are mortgage loans that were originated under the guidelines of the Federal Housing Administration, the Department of Veterans Affairs or the Rural Housing and Community Development Service) to a portfolio consisting largely of non-government mortgage loans, such as conventional, conventional Alt-A, conventional Alt-B and subprime mortgage loans. Included among these changes are a heightened emphasis on Aurora’s home retention group, which seeks to mitigate losses on mortgage loans in bankruptcy and foreclosure. Aurora has placed a special emphasis on servicing subprime mortgage loans with respect to resolution and recovery. Aurora similarly has emphasized its real-estate owned property management and liquidation processes.

Aurora generally will be obligated to make advances and servicing advances to the extent that such advances or servicing advances, in its reasonable judgment, are recoverable from future payments and collections, insurance payments or proceeds of liquidation of the related mortgage loan. As of December 31, 2004, December 31, 2005, and December 31, 2006, and December 31, 2007, Aurora had outstanding advances and servicing advances of approximately $64,522,671, $81,804,642, $136,074,618 and $162,230,779respectively.

The below delinquency, foreclosure and loss experience statistics represent the recent experience of Aurora. The loans in Aurora’s servicing portfolio may differ significantly from the mortgage loans (the “Mortgage Loans”) in any securitization transaction. The actual loss and delinquency experience on the Mortgage Loans will depend, among other things, on the value of the related mortgaged properties securing such Mortgage Loans and the ability of borrowers to make required payments. There can be no assurance, and no representation is made, that the delinquency experience with respect to the Mortgage Loans will be similar to that reflected in the tables above, nor is any representation made as to the rate at which losses may be experienced on liquidation of defaulted Mortgage Loans.

The likelihood that borrowers will become delinquent in the payment of their mortgage loans and the rate of any subsequent foreclosures may be affected by a number of factors related to borrowers’ personal circumstances, including, for example, unemployment or change in employment (or in the case of self-employed borrowers or borrowers relying on commission income, fluctuations in income), marital separation and a borrower’s equity in the related mortgaged property. In addition, delinquency and foreclosure experience may be sensitive to adverse economic conditions, either nationally or regionally, may exhibit seasonal variations and may be influenced by the level of interest rates and servicing decisions on the applicable mortgage loans. Regional economic conditions (including declining real estate values) may particularly affect delinquency and foreclosure experience on mortgage loans to the extent that mortgaged properties are concentrated in certain geographic areas.

When Aurora receives notice that a mortgagor has filed for protection under the provisions of the Bankruptcy Code, and related rules and regulations promulgated thereunder, Aurora codes and monitors such mortgage loan for the purposes of: avoiding a violation of the automatic stay, protecting mortgage loan assets during all bankruptcy proceedings and managing all bankruptcy timelines. Related activities include monitoring attorney performance and trustee funds, filing motions for relief of stay and ensuring that funds received are posted according to the bankruptcy plan.

When a mortgage loan becomes a ‘high risk asset’ (such as a real-estate owned property, a mortgage loan seized in a drug related or other litigation matter or a mortgage loan being repurchased from a trust fund), a loan level review and analysis is performed to determine the best strategy for resolution. This review is designed to minimize risk and maximize recovery. Aurora manages the holding and sale of real-estate owned properties, including determining asset values and executing a market analysis of the property, developing a marketing plan with the goal of maximizing recovery, minimizing property hold time and overseeing third party vendors providing any related functions. Each real-estate owned property is assigned a team consisting of an asset manager and assistant who creates the marketing plan, develops an initial list price and considers price reductions as necessary and negotiates for the highest and best offer on such property.

Conventional Mortgage Loans

Except where applicable law or regulation requires otherwise, Aurora services delinquent conventional mortgage loans in accordance with a generally prescribed timeline of activities. Aurora alters the timeline for individual mortgage loans, as needed, based upon factors such as the likelihood of foreclosure on the mortgage loans and bankruptcy of the mortgagors. This analysis includes items such as a mortgagor’s payment history and risk scoring. The timeline also may be adjusted by Aurora upon the request of a securitization transaction’s master servicer or any applicable primary mortgage insurance company.

Aurora’s procedures for servicing mortgage loans in default, bankruptcy or foreclosure may vary by mortgage loan asset type. If a mortgage loan in default has primary mortgage insurance, the primary mortgage insurance company is kept apprised of the mortgage loan delinquency in accord with Aurora’s standard procedures and delinquency timelines. Aurora seeks to minimize both losses and time to liquidation in order to ensure prompt receipt of mortgage insurance proceeds.

All delinquent mortgage loans that are not considered ‘high risk assets’ are monitored by Aurora’s collections group. Early stage loan collection counselors monitor mortgage loans until the fifty-ninth day of delinquency. Responsibility for actively handling mortgage loans moves to Aurora’s late stage mortgage loan collection counselors upon the sixtieth day of delinquency. Late stage mortgage loan collection counselors remain the primary contact on these mortgage loans until the related mortgagor’s payments are made current, a repayment plan is established, the mortgagor qualifies for a home retention plan or all other opportunities for resolution have been exhausted. Aurora’s home retention plan is designed to allow Aurora’s workout specialists to provide home retention alternatives to mortgagors in order to prevent or mitigate losses and reduce delinquency and foreclosure.

In the first month of delinquency of a conventional mortgage loan, Aurora seeks to place prompt collection calls to the mortgagor, continuing such calls throughout the collection process based upon the mortgagor’s risk scoring and payment history. Aurora also mails a late charge billing statement and delinquency notice to the mortgagor. In the second month of delinquency, Aurora mails a breach letter to the mortgagor and provides the mortgagor with information about Aurora’s home retention plan, including options for payment of the delinquent debt. Furthermore, Aurora notifies the master servicer and any applicable primary mortgage insurance company of the delinquency. Aurora seeks a property inspection and performs an analysis of the market value of the mortgaged property. By the end of the third month of delinquency, Aurora seeks a broker price opinion, which is an analysis of the market value of the mortgaged property by a real estate broker or other similar professional. Aurora requests permission to foreclose, if required, from the master servicer or any applicable primary mortgage insurance company. Prior to foreclosure, the mortgage loan is referred for review to Aurora’s foreclosure committee.

When a mortgage loan enters foreclosure, Aurora focuses on ensuring that actions relating to the foreclosure of the loan are taken on a timely basis. At the same time, Aurora will continue to pursue home retention techniques and alternatives to foreclosure that seek to both limit losses and result in retention of the home by the mortgagor. Related activities include referring the foreclosure to an attorney in its foreclosure network, monitoring the foreclosure attorney’s activities and monitoring the timeliness of judgment entry, foreclosure and other related activities in order to maintain compliance with applicable laws, regulations and mortgage insurer guidelines.

Throughout the foreclosure process, Aurora acts in accordance with applicable laws. Aurora seeks to commence foreclosure proceedings within thirty days of referral to its foreclosure committee. Aurora manages the bidding process for the mortgaged property pursuant to the directions of the master servicer of the securitization transaction or, if a mortgage loan has a primary mortgage insurance policy, pursuant to the instructions of the mortgage insurer. Aurora also makes monthly reports to such insurer when applicable. Aurora generally schedules the foreclosure sale in accordance with the Fannie Mae individual state timelines. When appropriate, a property inspection occurs within two weeks of the foreclosure sale, and the mortgage loan file is referred to a vendor that specializes in the marketing and sale of real estate owned properties. The securitization trust is billed for past due principal and interest payments that Aurora has advanced and for expenses not covered by the proceeds of the foreclosure sale within thirty days of Aurora’s receipt of the proceeds. A loss/gain analysis is prepared within sixty days of receipt of final proceeds.

The following tables set forth certain information regarding the delinquency, foreclosure experience and loss experience of Aurora with respect to conventional mortgage loans. The indicated periods of delinquency are based on the number of days past due on a contractual basis.

Delinquencies and Foreclosures

(Dollars in Millions)(1)(4)

Conventional

	At December 31, 2004			At December 31, 2005
	Number of Loans	Principal Balance	Percent by Principal Balance(3)	Number of Loans	Principal Balance	Percent by Principal Balance(3)
Total balance of mortgage loans serviced	41,391	$6,722.64		61,309	$8,880.54
Period of delinquency(2)
30 to 59 days	945	$129.19	1.92%	1,462	$204.53	2.30%
60 to 89 days	253	$36.10	0.54%	466	$67.84	0.76%
90 days or more	203	$31.67	0.47%	609	$81.08	0.91%
Total delinquent loans(2)	1,401	$196.95	2.93%	2,537	$353.45	3.98%
Loans in foreclosure (excluding bankruptcies)	595	$97.83	1.46%	1,044	$153.32	1.73%
Loans in bankruptcy	321	$44.02	0.65%	819	$93.12	1.05%
Total	2,317	$338.81	5.04%	4,400	$599.89	6.76%

	At December 31, 2006			At December 31, 2007(4)
	Number of Loans	Principal Balance	Percent by Principal Balance(3)	Number of Loans	Principal Balance	Percent by Principal Balance(3)
Total balance of mortgage loans serviced	85,736	$15,353.12		61,237	$14,133.42
Period of delinquency(2)
30 to 59 days	3,508	$628.01	4.09%	2,512	$509.56	3.61%
60 to 89 days	1,125	$208.45	1.36%	1,032	$214.26	1.52%
90 days or more	1,077	$165.04	1.07%	845	$183.14	1.30%
Total delinquent loans(2)	5,710	$1,001.50	6.52%	4,389	$906.96	6.42%
Loans in foreclosure (excluding bankruptcies)	2,425	$484.09	3.15%	2,349	$539.11	3.81%
Loans in bankruptcy	676	$89.36	0.58%	615	$88.95	0.63%
Total	8,811	$1,574.95	10.26%	7,353	$1,535.02	10.86%

_______________________

(1)

Total portfolio and delinquency information is for conventional mortgage loans only, excluding bankruptcies. The information in this table reflects the net results of foreclosures and liquidations that Aurora Loan Services LLC as primary servicer has reported and remitted to the applicable master servicer.

(2)

The MBS method for conventional loans is used in calculation of delinquency percentage. Under the MBS methodology, a loan is considered delinquent if any payment is past due one or more days. The period of delinquency is based upon the number of days that payments are contractually past due (assuming 30-day months).

(3)	Actual percentages are utilized in generating this table may not correspond exactly with total percentages but due to rounding.
(4)

As of January 2007, Aurora began classifying residential mortgage loans within two new servicing categories, “Conventional Alt-B Mortgage Loans” and “Scratch & Dent Mortgage Loans”. Certain mortgage loans within these two categories were classified, prior to January 2007, as “Conventional Mortgage Loans”. Therefore, the delinquency and foreclosure information at or prior to December 31, 2006 with respect to mortgage loans categorized as "Conventional Mortgage Loans" may include mortgage loans that, from and after January 2007, are now classified as “Conventional Alt-B Mortgage Loans” or “Scratch & Dent Mortgage Loans”.

Loan Loss Experience
(Dollars in Millions) (4) (5)

Conventional

	For the year ended		For the year ended
	At December 31, 2004		At December 31, 2005
Type of Loan	Number of Loans	Principal Balance	Number of Loans	Principal Balance
Total Portfolio(1)	33,450	$5,871.74	48,053	$7,494.87
Net Losses(2) (3)	164	$5.94	471	$16.03
Net Losses as a Percentage of Total Portfolio		0.10%		0.21%

	For the year ended		For the quarter ended
	At December 31, 2006		At December 31, 2007(5)
Type of Loan	Number of Loans	Principal Balance	Number of Loans	Principal Balance
Total Portfolio(1)	72,671	$13,149.81	56,155	$13,186.04
Net Losses(2) (3)	488	$18.17	496	$23.31
Net Losses as a Percentage of Total Portfolio		0.14%		0.18%
____________________
(1) "Total Portfolio" is the aggregate principal balance of the securitized Conventional mortgage loans on the last day of the period.

(2)  “Net Losses” means Gross Losses minus Recoveries. “Gross Losses” are actual losses incurred on liquidated properties for each respective period. Gross Losses are calculated after repayment of all principal, foreclosure costs, servicing fees, and accrued interest to the date of liquidation. “Recoveries” are recoveries from liquidation proceeds, deficiency judgments, and mortgage insurance proceeds. Net Losses may include gains on individual loans whereby Aurora, as a servicer, retained the excess proceeds from the liquidation of collateral and directed these excess proceeds to the securitization trust.

(3)  Net Losses includes loans on which the trust experienced foreclosure loss or gain. Net Losses are computed on a loan-by-loan basis and are reported with respect to the period in which the loan is liquidated. If additional costs are incurred or recoveries are received after the end of the period, then the amounts are adjusted with respect to the period in which the related loan was liquidated. Accordingly, the Net Losses reported in the table may change in future periods.

(4)  The information in this table reflects the net results of foreclosures and liquidations that Aurora Loan Services LLC as primary servicer has reported and remitted to the applicable master servicer.

(5)  As of January 2007, Aurora began classifying residential mortgage loans within two new servicing categories, “Conventional Alt-B Mortgage Loans” and “Scratch & Dent Mortgage Loans”. Certain mortgage loans within these two categories were classified, prior to January 2007, as “Conventional Mortgage Loans”. Therefore, the loan loss information at or prior to December 31, 2006 with respect to mortgage loans categorized as "Conventional Mortgage Loans" may include mortgage loans that, from and after January 2007, are now classified as “Conventional Alt-B Mortgage Loans” or “Scratch & Dent Mortgage Loans”.

Conventional Alt-A Mortgage Loans

Except where applicable law or regulation requires otherwise, Aurora services delinquent Alt-A mortgage loans in accordance with a generally prescribed timeline of activities. Aurora alters the timeline for individual mortgage loans, as needed, based upon factors such as the likelihood of foreclosure on the mortgage loans and bankruptcy of the mortgagors. This analysis includes items such as a mortgagor’s payment history and risk scoring. The timeline also may be adjusted by Aurora upon the request of a securitization transaction’s master servicer or any applicable primary mortgage insurance company.

Aurora’s procedures for servicing mortgage loans in default, bankruptcy or foreclosure may vary by mortgage loan asset type. If a mortgage loan in default has primary mortgage insurance, the primary mortgage insurance company is kept apprised of the mortgage loan delinquency in accord with Aurora’s standard procedures and delinquency timelines. Aurora seeks to minimize both losses and time to liquidation in order to ensure prompt receipt of mortgage insurance proceeds.

All delinquent mortgage loans that are not considered ‘high risk assets’ are monitored by Aurora’s collections group. Early stage loan collection counselors monitor mortgage loans until the fifty-ninth day of delinquency. Responsibility for actively handling mortgage loans moves to Aurora’s late stage mortgage loan collection counselors upon the sixtieth day of delinquency. Late stage mortgage loan collection counselors remain the primary contact on these mortgage loans until the related mortgagor’s payments are made current, a repayment plan is established, the mortgagor qualifies for a home retention plan or all other opportunities for resolution have been exhausted. Aurora’s home retention plan is designed to allow Aurora’s workout specialists to provide home retention alternatives to mortgagors in order to prevent or mitigate losses and reduce delinquency and foreclosure.

In the first month of delinquency of an Alt-A mortgage loan, Aurora seeks to place prompt collection calls to the mortgagor, continuing such calls throughout the collection process based upon the mortgagor’s risk scoring and payment history. Aurora also mails a late charge billing statement and delinquency notice to the mortgagor. In the second month of delinquency, Aurora mails a breach letter to the mortgagor and provides the mortgagor with information about Aurora’s home retention plan, including options for payment of the delinquent debt. Furthermore, Aurora notifies the master servicer and any applicable primary mortgage insurance company of the delinquency. Aurora seeks a property inspection and performs an analysis of the market value of the mortgaged property. By the end of the third month of delinquency, Aurora seeks a broker price opinion, which is an analysis of the market value of the mortgaged property by a real estate broker or other similar professional. Aurora requests permission to foreclose, if required, from the master servicer or any applicable primary mortgage insurance company. Prior to foreclosure, the mortgage loan is referred for review to Aurora’s foreclosure committee.

When a mortgage loan enters foreclosure, Aurora focuses on ensuring that actions relating to the foreclosure of the loan are taken on a timely basis. At the same time, Aurora will continue to pursue home retention techniques and alternatives to foreclosure that seek to both limit losses and result in retention of the home by the mortgagor. Related activities include referring the foreclosure to an attorney in its foreclosure network, monitoring the foreclosure attorney’s activities and monitoring the timeliness of judgment entry, foreclosure and other related activities in order to maintain compliance with applicable laws, regulations and mortgage insurer guidelines.

Throughout the foreclosure process, Aurora acts in accordance with applicable laws. Aurora seeks to commence foreclosure proceedings within thirty days of referral to its foreclosure committee. Aurora manages the bidding process for the mortgaged property pursuant to the directions of the master servicer of the securitization transaction or, if a mortgage loan has a primary mortgage insurance policy, pursuant to the instructions of the mortgage insurer. Aurora also makes monthly reports to such insurer when applicable. Aurora generally schedules the foreclosure sale in accordance with the Fannie Mae individual state timelines. When appropriate, a property inspection occurs within two weeks of the foreclosure sale, and the mortgage loan file is referred to a vendor that specializes in the marketing and sale of real estate owned properties. The securitization trust is billed for past due principal and interest payments that Aurora has advanced and for expenses not covered by the proceeds of the foreclosure sale within thirty days of Aurora’s receipt of the proceeds. A loss/gain analysis is prepared within sixty days of receipt of final proceeds.

The following tables set forth certain information regarding the delinquency, foreclosure experience and loss experience of Aurora with respect to Alt-A mortgage loans. The indicated periods of delinquency are based on the number of days past due on a contractual basis.

Delinquencies and Foreclosures

(Dollars in Millions)(1)(4)

Conventional Alt-A

	At December 31, 2004			At December 31, 2005
	Number of Loans	Principal Balance	Percent by Principal Balance(3)	Number of Loans	Principal Balance	Percent by Principal Balance(3)
Total balance of mortgage loans serviced	157,333	$40,795.33		261,125	$62,066.75
Period of delinquency(2)
30 to 59 days	1,222	$317.90	0.78%	2,789	$680.66	1.10%
60 to 89 days	179	$50.29	0.12%	604	$149.13	0.24%
90 days or more	137	$55.69	0.14%	363	$87.64	0.14%
Total delinquent loans(2)	1,538	$423.88	1.04%	3,756	$917.43	1.48%
Loans in foreclosure (excluding bankruptcies)	262	$116.92	0.29%	649	$174.28	0.28%
Loans in bankruptcy	157	$39.92	0.10%	727	$148.20	0.24%
Total	1,957	$580.72	1.42%	5,132	$1,239.91	2.00%

	At December 31, 2006			At December 31, 2007(4)
	Number of Loans	Principal Balance	Percent by Principal Balance(3)	Number of Loans	Principal Balance	Percent by Principal Balance(3)
Total balance of mortgage loans serviced	306,127	$73,590.40		266,661	$68,814.52
Period of delinquency(2)
30 to 59 days	6,367	$1,575.58	2.14%	7,590	$2,037.60	2.96%
60 to 89 days	1,585	$386.42	0.53%	3,556	$1,021.03	1.48%
90 days or more	1,025	$270.41	0.37%	3,007	$804.76	1.17%
Total delinquent loans(2)	8,977	$2,232.41	3.03%	14,153	$3,863.39	5.61%
Loans in foreclosure (excluding bankruptcies)	2,633	$701.56	0.95%	7,436	$2,417.60	3.51%
Loans in bankruptcy	638	$134.70	0.18%	1,007	$248.56	0.36%
Total	12,248	$3,068.67	4.17%	22,596	$6,529.55	9.48%

_______________________

(1)

Total portfolio and delinquency information is for conventional Alt-A mortgage loans only, excluding bankruptcies. The information in this table reflects the net results of foreclosures and liquidations that Aurora Loan Services LLC as primary servicer has reported and remitted to the applicable master servicer.

(2)

The MBS method for conventional loans is used in calculation of delinquency percentage. Under the MBS methodology, a loan is considered delinquent if any payment is past due one or more days. The period of delinquency is based upon the number of days that payments are contractually past due (assuming 30-day months).

(3)	Actual percentages are utilized in generating this table may not correspond exactly with total percentages but due to rounding.
(4)

As of January 2007, Aurora began classifying residential mortgage loans within two new servicing categories, “Conventional Alt-B Mortgage Loans” and “Scratch & Dent Mortgage Loans”. Certain mortgage loans within these two categories were classified, prior to January 2007, as “Conventional Alt-A Mortgage Loans”. Therefore, the delinquency and foreclosure information at or prior to December 31, 2006 with respect to mortgage loans categorized as "Conventional Alt-A Mortgage Loans" may include mortgage loans that, from and after January 2007, are now classified as “Conventional Alt-B Mortgage Loans” or “Scratch & Dent Mortgage Loans”.

Loan Loss Experience
(Dollars in Millions) (4) (5)

Conventional Alt-A

	For the year ended		For the year ended
	At December 31, 2004		At December 31, 2005
Type of Loan	Number of Loans	Principal Balance	Number of Loans	Principal Balance
Total Portfolio(1)	131,754	$34,274.43	236,824	$56,571.95
Net Losses(2) (3)	48	$3.91	165	$14.85
Net Losses as a Percentage of Total Portfolio		0.01%		0.03%

	For the year ended		For the quarter ended
	At December 31, 2006		At December 31, 2007(5)
Type of Loan	Number of Loans	Principal Balance	Number of Loans	Principal Balance
Total Portfolio(1)	288,457	$69,608.14	254,393	$66,509.18
Net Losses(2) (3)	400	$17.34	474	$23.22
Net Losses as a Percentage of Total Portfolio		0.02%		0.03%
____________________
(1) "Total Portfolio" is the aggregate principal balance of the securitized Conventional Alt-A mortgage loans on the last day of the period.

(2)  “Net Losses” means Gross Losses minus Recoveries. “Gross Losses” are actual losses incurred on liquidated properties for each respective period. Gross Losses are calculated after repayment of all principal, foreclosure costs, servicing fees, and accrued interest to the date of liquidation. “Recoveries” are recoveries from liquidation proceeds, deficiency judgments, and mortgage insurance proceeds. Net Losses may include gains on individual loans whereby Aurora, as a servicer, retained the excess proceeds from the liquidation of collateral and directed these excess proceeds to the securitization trust.

(3)  Net Losses includes loans on which the trust experienced foreclosure loss or gain. Net Losses are computed on a loan-by-loan basis and are reported with respect to the period in which the loan is liquidated. If additional costs are incurred or recoveries are received after the end of the period, then the amounts are adjusted with respect to the period in which the related loan was liquidated. Accordingly, the Net Losses reported in the table may change in future periods.

(4)  The information in this table reflects the net results of foreclosures and liquidations that Aurora Loan Services LLC as primary servicer has reported and remitted to the applicable master servicer.

(5) As of January 2007, Aurora began classifying residential mortgage loans within two new servicing categories, “Conventional Alt-B Mortgage Loans” and “Scratch & Dent Mortgage Loans”. Certain mortgage loans within these two categories were classified, prior to January 2007, as “Conventional Alt-A Mortgage Loans”. Therefore, the loan loss information at or prior to December 31, 2006 with respect to mortgage loans categorized as "Conventional Alt-A Mortgage Loans" may include mortgage loans that, from and after January 2007, are now classified as “Conventional Alt-B Mortgage Loans” or “Scratch & Dent Mortgage Loans”.

Conventional Alt-B Mortgage Loans

Except where applicable law or regulation requires otherwise, Aurora services delinquent Alt-B mortgage loans in accordance with a generally prescribed timeline of activities. Aurora alters the timeline for individual mortgage loans, as needed, based upon factors such as the likelihood of foreclosure on the mortgage loans and bankruptcy of the mortgagors. This analysis includes items such as a mortgagor’s payment history and risk scoring. The timeline also may be adjusted by Aurora upon the request of a securitization transaction’s master servicer or any applicable primary mortgage insurance company.

Aurora’s procedures for servicing mortgage loans in default, bankruptcy or foreclosure may vary by mortgage loan asset type. If a mortgage loan in default has primary mortgage insurance, the primary mortgage insurance company is kept apprised of the mortgage loan delinquency in accord with Aurora’s standard procedures and delinquency timelines. Aurora seeks to minimize both losses and time to liquidation in order to ensure prompt receipt of mortgage insurance proceeds.

All delinquent mortgage loans that are not considered ‘high risk assets’ are monitored by Aurora’s collections group. Early stage loan collection counselors monitor mortgage loans until the fifty-ninth day of delinquency. Responsibility for actively handling mortgage loans moves to Aurora’s late stage mortgage loan collection counselors upon the sixtieth day of delinquency. Late stage mortgage loan collection counselors remain the primary contact on these mortgage loans until the related mortgagor’s payments are made current, a repayment plan is established, the mortgagor qualifies for a home retention plan or all other opportunities for resolution have been exhausted. Aurora’s home retention plan is designed to allow Aurora’s workout specialists to provide home retention alternatives to mortgagors in order to prevent or mitigate losses and reduce delinquency and foreclosure.

In the first month of delinquency of an Alt-B mortgage loan, Aurora seeks to place prompt collection calls to the mortgagor, continuing such calls throughout the collection process based upon the mortgagor’s risk scoring and payment history. Aurora also mails a late charge billing statement and delinquency notice to the mortgagor. In the second month of delinquency, Aurora mails a breach letter to the mortgagor and provides the mortgagor with information about Aurora’s home retention plan, including options for payment of the delinquent debt. Furthermore, Aurora notifies the master servicer and any applicable primary mortgage insurance company of the delinquency. Aurora seeks a property inspection and performs an analysis of the market value of the mortgaged property. By the end of the third month of delinquency, Aurora seeks a broker price opinion, which is an analysis of the market value of the mortgaged property by a real estate broker or other similar professional. Aurora requests permission to foreclose, if required, from the master servicer or any applicable primary mortgage insurance company. Prior to foreclosure, the mortgage loan is referred for review to Aurora’s foreclosure committee.

When a mortgage loan enters foreclosure, Aurora focuses on ensuring that actions relating to the foreclosure of the loan are taken on a timely basis. At the same time, Aurora will continue to pursue home retention techniques and alternatives to foreclosure that seek to both limit losses and result in retention of the home by the mortgagor. Related activities include referring the foreclosure to an attorney in its foreclosure network, monitoring the foreclosure attorney’s activities and monitoring the timeliness of judgment entry, foreclosure and other related activities in order to maintain compliance with applicable laws, regulations and mortgage insurer guidelines.

Throughout the foreclosure process, Aurora acts in accordance with applicable laws. Aurora seeks to commence foreclosure proceedings within thirty days of referral to its foreclosure committee. Aurora manages the bidding process for the mortgaged property pursuant to the directions of the master servicer of the securitization transaction or, if a mortgage loan has a primary mortgage insurance policy, pursuant to the instructions of the mortgage insurer. Aurora also makes monthly reports to such insurer when applicable. Aurora generally schedules the foreclosure sale in accordance with the Fannie Mae individual state timelines. When appropriate, a property inspection occurs within two weeks of the foreclosure sale, and the mortgage loan file is referred to a vendor that specializes in the marketing and sale of real estate owned properties. The securitization trust is billed for past due principal and interest payments that Aurora has advanced and for expenses not covered by the proceeds of the foreclosure sale within thirty days of Aurora’s receipt of the proceeds. A loss/gain analysis is prepared within sixty days of receipt of final proceeds.

The following tables set forth certain information regarding the delinquency, foreclosure experience and loss experience of Aurora with respect to Alt-B mortgage loans. The indicated periods of delinquency are based on the number of days past due on a contractual basis.

Delinquencies and Foreclosures

(Dollars in Millions)(1)

Conventional Alt-B

	At December 31, 2007
	Number of Loans	Principal Balance	Percent by Principal Balance(3)
Total balance of mortgage loans serviced	150,619	$27,791.19
Period of delinquency(2)
30 to 59 days	8,848	$1,754.86	6.31%
60 to 89 days	4,814	$1,013.61	3.65%
90 days or more	7,262	$1,190.53	4.28%
Total delinquent loans(2)	20,924	$3,959.00	14.25%
Loans in foreclosure (excluding bankruptcies)	11,686	$3,195.25	11.50%
Loans in bankruptcy	1,400	$259.03	0.93%
Total	34,010	$7,413.28	26.67%

_______________________

(1)

Total portfolio and delinquency information is for conventional Alt-B mortgage loans only, excluding bankruptcies. The information in this table reflects the net results of foreclosures and liquidations that Aurora Loan Services LLC as primary servicer has reported and remitted to the applicable master servicer. As of January 2007, Aurora began classifying certain residential mortgage loans as “Conventional Alt-B Mortgage Loans”. Mortgage loans within this category were classified, prior to January 2007, within Aurora’s then-existing mortgage loan categories.

(2)

The MBS method for conventional loans is used in calculation of delinquency percentage. Under the MBS methodology, a loan is considered delinquent if any payment is past due one or more days. The period of delinquency is based upon the number of days that payments are contractually past due (assuming 30-day months).

(3)	Actual percentages are utilized in generating this table may not correspond exactly with total percentages but due to rounding.

Loan Loss Experience

(Dollars in Millions) (4)

Conventional Alt-B

	For the quarter ended
	At December 31, 2007
Type of Loan	Number of Loans	Principal Balance
Total Portfolio(1)	132,934	$25,884.07
Net Losses(2) (3)	1,061	$54.83
Net Losses as a Percentage of Total Portfolio		0.21%

_________________________

(1) "Total Portfolio" is the aggregate principal balance of the securitized Conventional Alt-B mortgage loans on the last day of the period.

(2)  “Net Losses” means Gross Losses minus Recoveries. “Gross Losses” are actual losses incurred on liquidated properties for each respective period. Gross Losses are calculated after repayment of all principal, foreclosure costs, servicing fees, and accrued interest to the date of liquidation. “Recoveries” are recoveries from liquidation proceeds, deficiency judgments, and mortgage insurance proceeds. Net Losses may include gains on individual loans whereby Aurora, as a servicer, retained the excess proceeds from the liquidation of collateral and directed these excess proceeds to the securitization trust.

(3)  Net Losses includes loans on which the trust experienced foreclosure loss or gain. Net Losses are computed on a loan-by-loan basis and are reported with respect to the period in which the loan is liquidated. If additional costs are incurred or recoveries are received after the end of the period, then the amounts are adjusted with respect to the period in which the related loan was liquidated. Accordingly, the Net Losses reported in the table may change in future periods.

(4)  The information in this table reflects the net results of foreclosures and liquidations that Aurora Loan Services LLC as primary servicer has reported and remitted to the applicable master servicer. As of January 2007, Aurora began classifying certain residential mortgage loans as “Conventional Alt-B Mortgage Loans”. Mortgage loans within this category were classified, prior to January 2007, within Aurora’s then-existing mortgage loan categories.

Subprime Mortgage Loans

Except where applicable law or regulation requires otherwise, Aurora services delinquent subprime mortgage loans in accordance with a generally prescribed timeline of activities. Aurora alters the timeline for individual mortgage loans, as needed, based upon factors such as the likelihood of foreclosure on the mortgage loans and bankruptcy of the mortgagors. This analysis includes items such as a mortgagor’s payment history and risk scoring. The timeline also may be adjusted by Aurora upon the request of a securitization transaction’s master servicer or any applicable primary mortgage insurance company.

Aurora’s procedures for servicing mortgage loans in default, bankruptcy or foreclosure may vary by mortgage loan asset type. If a mortgage loan in default has primary mortgage insurance, the primary mortgage insurance company is kept apprised of the mortgage loan delinquency in accord with Aurora’s standard procedures and delinquency timelines. Aurora seeks to minimize both losses and time to liquidation in order to ensure prompt receipt of mortgage insurance proceeds.

All delinquent mortgage loans that are not considered ‘high risk assets’ are monitored by Aurora’s collections group. Early stage loan collection counselors monitor mortgage loans until the fifty-ninth day of delinquency. Responsibility for actively handling mortgage loans moves to Aurora’s late stage mortgage loan collection counselors upon the sixtieth day of delinquency. Late stage mortgage loan collection counselors remain the primary contact on these mortgage loans until the related mortgagor’s payments are made current, a repayment plan is established, the mortgagor qualifies for a home retention plan or all other opportunities for resolution have been exhausted. Aurora’s home retention plan is designed to allow Aurora’s workout specialists to provide home retention alternatives to mortgagors in order to prevent or mitigate losses and reduce delinquency and foreclosure.

In the first month of delinquency of a subprime mortgage loan, Aurora seeks to place prompt collection calls to the mortgagor, continuing such calls throughout the collection process based upon the mortgagor’s risk scoring and payment history. Aurora also mails a late charge billing statement and delinquency notice to the mortgagor. In the second month of delinquency, Aurora mails a breach letter to the mortgagor and provides the mortgagor with information about Aurora’s home retention plan, including options for payment of the delinquent debt. Furthermore, Aurora notifies the master servicer and any applicable primary mortgage insurance company of the delinquency. Aurora seeks a property inspection and performs an analysis of the market value of the mortgaged property. By the end of the third month of delinquency, Aurora seeks a broker price opinion, which is an analysis of the market value of the mortgaged property by a real estate broker or other similar professional. Aurora requests permission to foreclose, if required, from the master servicer or any applicable primary mortgage insurance company. Prior to foreclosure, the mortgage loan is referred for review to Aurora’s foreclosure committee or, in securitization transactions that have third party special servicers, the mortgage loan is referred, instead, to such third party for future servicing.

When a mortgage loan enters foreclosure, Aurora focuses on ensuring that actions relating to the foreclosure of the loan are taken on a timely basis. At the same time, Aurora will continue to pursue home retention techniques and alternatives to foreclosure that seek to both limit losses and result in retention of the home by the mortgagor. Related activities include referring the foreclosure to an attorney in its foreclosure network, monitoring the foreclosure attorney’s activities and monitoring the timeliness of judgment entry, foreclosure and other related activities in order to maintain compliance with applicable laws, regulations and mortgage insurer guidelines.

Throughout the foreclosure process, Aurora acts in accordance with applicable laws. Aurora seeks to commence foreclosure proceedings within thirty days of referral to its foreclosure committee. Aurora manages the bidding process for the mortgaged property pursuant to the directions of the master servicer of the securitization transaction or, if a mortgage loan has a primary mortgage insurance policy, pursuant to the instructions of the mortgage insurer. Aurora also makes monthly reports to such insurer when applicable. Aurora generally schedules the foreclosure sale in accordance with the Fannie Mae individual state timelines. When appropriate, a property inspection occurs within two weeks of the foreclosure sale, and the mortgage loan file is referred to a vendor that specializes in the marketing and sale of real estate owned properties. The securitization trust is billed for past due principal and interest payments that Aurora has advanced and for expenses not covered by the proceeds of the foreclosure sale within thirty days of Aurora’s receipt of the proceeds. A loss/gain analysis is prepared within sixty days of receipt of final proceeds.

The following tables set forth certain information regarding the delinquency, foreclosure experience and loss experience of Aurora with respect to subprime mortgage loans. The indicated periods of delinquency are based on the number of days past due on a contractual basis.

Delinquencies and Foreclosures

(Dollars in Millions)(1)(4)

Subprime

	At December 31, 2004			At December 31, 2005
	Number of Loans	Principal Balance	Percent by Principal Balance(3)	Number of Loans	Principal Balance	Percent by Principal Balance(3)
Total balance of mortgage loans serviced	6,981	$933.03		7,443	$1,267.31
Period of delinquency(3)
30 to 59 days	144	$17.43	1.87%	190	$29.20	2.30%
60 to 89 days	41	$4.43	0.47%	70	$10.88	0.86%
90 days or more	42	$3.35	0.36%	87	$11.74	0.93%
Total delinquent loans(3)	227	$25.21	2.70%	347	$51.81	4.09%
Loans in foreclosure (excluding bankruptcies)	119	$11.37	1.22%	200	$28.88	2.28%
Loans in bankruptcy	150	$10.70	1.15%	186	$16.48	1.30%
Total	496	$47.28	5.07%	733	$97.17	7.67%

	At December 31, 2006			At December 31, 2007(4)
	Number of Loans	Principal Balance	Percent by Principal Balance(3)	Number of Loans	Principal Balance	Percent by Principal Balance(3)
Total balance of mortgage loans serviced	10,749	$1,943.06		12,724	$ 2,049.75
Period of delinquency(2)
30 to 59 days	367	$73.62	3.79%	624	$109.36	5.34%
60 to 89 days	162	$36.65	1.89%	351	$70.58	3.44%
90 days or more	75	$9.68	0.50%	556	$64.02	3.12%
Total delinquent loans(2)	604	$119.95	6.17%	1,531	$243.96	11.90%
Loans in foreclosure (excluding bankruptcies)	388	$79.30	4.08%	1,379	$343.75	16.77%
Loans in bankruptcy	146	$16.13	0.83%	279	$42.85	2.09%
Total	1,138	$215.38	11.08%	3,189	$630.56	30.76%

_______________________

(1)

Total portfolio and delinquency information is for subprime mortgage loans only, excluding bankruptcies. The information in this table reflects the net results of foreclosures and liquidations that Aurora Loan Services LLC as primary servicer has reported and remitted to the applicable master servicer.

(2)

The ABS method for subprime loans is used in calculation of delinquency percentage. Under the ABS methodology, a loan is considered delinquent if any payment is past due 30 days or more. The period of delinquency is based upon the number of days that payments are contractually past due (assuming 30-day months). Consequently, under the ABS methodology, a loan due on the first day of a month is not 30 days delinquent until the first day of the next month.

(3)	Actual percentages are utilized in generating this table may not correspond exactly with total percentages but due to rounding.
(4)

As of January 2007, Aurora began classifying residential mortgage loans within two new servicing categories, “Conventional Alt-B Mortgage Loans” and “Scratch & Dent Mortgage Loans”. Certain mortgage loans within these two categories were classified, prior to January 2007, as “Subprime Mortgage Loans”. Therefore, the delinquency and foreclosure information at or prior to December 31, 2006 with respect to mortgage loans categorized as "Subprime Mortgage Loans" may include mortgage loans that, from and after January 2007, are now classified as “Conventional Alt-B Mortgage Loans” or “Scratch & Dent Mortgage Loans”.

Loan Loss Experience
(Dollars in Millions)(4) (5)

Subprime

	For the year ended		For the year ended
	At December 31, 2004		At December 31, 2005
Type of Loan	Number of Loans	Principal Balance	Number of Loans	Principal Balance
Total Portfolio(1)	5,713	$705.94	6,869	$1,196.26
Net Losses(2) (3)	49	$1.30	77	$2.20
Net Losses as a Percentage of Total Portfolio		0.18%		0.18%

	For the year ended		For the quarter ended
	At December 31, 2006		At December 31, 2007(5)
Type of Loan	Number of Loans	Principal Balance	Number of Loans	Principal Balance
Total Portfolio(1)	8,879	$1,589.47	11,056	$1,848.58
Net Losses(2) (3)	94	$3.09	245	$12.54
Net Losses as a Percentage of Total Portfolio		0.19%		0.68%
____________________
(1) "Total Portfolio" is the aggregate principal balance of the securitized Subprime mortgage loans on the last day of the period.

(2)    “Net Losses” means Gross Losses minus Recoveries. “Gross Losses” are actual losses incurred on liquidated properties for each respective period. Gross Losses are calculated after repayment of all principal, foreclosure costs, servicing fees, and accrued interest to the date of liquidation. “Recoveries” are recoveries from liquidation proceeds, deficiency judgments, and mortgage insurance proceeds. Net Losses may include gains on individual loans whereby Aurora, as a servicer, retained the excess proceeds from the liquidation of collateral and directed these excess proceeds to the securitization trust.

(3)    Net Losses includes loans on which the trust experienced foreclosure loss or gain. Net Losses are computed on a loan-by-loan basis and are reported with respect to the period in which the loan is liquidated. If additional costs are incurred or recoveries are received after the end of the period, then the amounts are adjusted with respect to the period in which the related loan was liquidated. Accordingly, the Net Losses reported in the table may change in future periods.

(4)    The information in this table reflects the net results of foreclosures and liquidations that Aurora Loan Services LLC as primary servicer has reported and remitted to the applicable master servicer.

(5)    As of January 2007, Aurora began classifying residential mortgage loans within two new servicing categories, “Conventional Alt-B Mortgage Loans” and “Scratch & Dent Mortgage Loans”. Certain mortgage loans within these two categories were classified, prior to January 2007, as “Subprime Mortgage Loans”. Therefore, the loan loss information at or prior to December 31, 2006 with respect to mortgage loans categorized as "Subprime Mortgage Loans" may include mortgage loans that, from and after January 2007, are now classified as “Conventional Alt-B Mortgage Loans” or “Scratch & Dent Mortgage Loans”.